SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415.418.7506

______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 16, 2016, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter and fiscal year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.  The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On February 9, 2016, the Board of Directors (the “Board”) of the Company appointed Carl Bass, President and Chief Executive Officer of Autodesk, Inc., to the Board as a Class II director, effective that day, with a term expiring at the Company’s 2016 annual meeting of stockholders. Concurrent with his election as a director, Mr. Bass was appointed to the Compensation Committee of the Board.

There are no arrangements or understandings between Mr. Bass and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Bass that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Bass will be entitled to receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, which are described under the caption “Non-Employee Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2015, as adjusted by the Board from time to time.  Additionally, in connection with Mr. Bass’s appointment, the Company expects that the Board will grant Mr. Bass an option to purchase 50,000 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s common stock reported on the New York Stock Exchange on the date of grant.  The Company has also entered into its standard form of Indemnification Agreement with Mr. Bass in connection with his appointment to the Board.

Item 7.01 Regulation FD Disclosure

On February 16, 2016, Mikkel Svane, Chief Executive Officer of the Company will make the graphic included with this Current Report as Exhibit 99.2 available to the public. This graphic will also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1*     Forms of Indemnification Agreement

10.2**   Non-Employee Director Compensation Policy

99.1       Press Release, dated February 16, 2016, issued by Zendesk, Inc.

99.2       End of Fourth Quarter 2015 Highlights, dated February 16, 2016

*    Previously filed on April 10, 2014 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1.

**  Previously filed on April 23, 2014 as Exhibit 10.18 to the Company’s Registration Statement on Form S-1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Alan Black
Alan Black
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

February 16, 2016

Exhibit Index

Exhibit No.	Description
10.1*	Forms of Indemnification Agreement
10.2**	Non-Employee Director Compensation Policy
99.1	Press Release, dated February 16, 2016, issued by Zendesk, Inc.
99.2	End of Fourth Quarter 2015 Highlights, dated February 16, 2016

*    Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on April 10, 2014 (File No. 333-195176).

**  Incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-1 filed on April 23, 2014 (File No. 333-195176).